UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒        Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brandywine Realty Trust

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Your Vote Counts!
BRANDYWINE REALTY TRUST
2024 Annual Meeting
Vote by May 22, 2024 11:59 PM ET
BRANDYWINE REALTY TRUST 2929 ARCH STREET
SUITE 1800
PHILADELPHIA, PA 19104
V31893-P06283
You invested in BRANDYWINE REALTY TRUST and it’s time to vote!
You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 23, 2024.
Get informed before you vote
View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 9, 2024. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users Vote Virtually at the Meeting*
Point your camera here and May 23, 2024
10:00 a.m. EDT
vote without entering a control number
Virtually at: www.virtualshareholdermeeting.com/BDN2024
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.
Board Voting Items Recommends
1. Election of Trustees
Nominees:
1a. Reginald DesRoches For 1b. James C. Diggs For 1c. H. Richard Haverstick, Jr. For 1d. Terri A. Herubin For 1e. Joan M. Lau For 1f. Charles P. Pizzi For 1g. Gerard H. Sweeney For
2. Ratification of the Audit Committee’s appointment of PricewaterhouseCoopers LLP as our independent registered
For public accounting firm for calendar year 2024.
3. Provide a non-binding, advisory vote on our executive compensation. For NOTE: Such other business as may properly come before the meeting or any adjournment thereof shall be voted by the proxies appointed hereby in their discretion on the matter.
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.
V31894-P06283